CINCINNATI  FINANCIAL  CORPORATION

Investor Contact: Dennis E. McDaniel

513-870-2768

CINF-IR@cinfin.com

Media Contact: Joan O. Shevchik

513-603-5323

Media_Inquiries@cinfin.com

Colorado Agency Appointed to Represent The Cincinnati Insurance Company

Cincinnati, June 1, 2009 – Cincinnati Financial Corporation (Nasdaq: CINF) today announced that its lead property casualty insurance subsidiary, The Cincinnati Insurance Company, appointed Moody Insurance Agency in Denver, Colorado, as the first independent agency in that state to market its business insurance policies and services. Cincinnati Insurance executives initiated the relationship at the company’s headquarters, welcoming agency representatives Brad Moody, CPCU, president, and Kim Burkhardt, CPCU, ARM, director of sales development. This marks the 36th state of operation for the insurer.

As previously announced, the company plans to enter its 37th state, Wyoming, later this year.

President and CEO, Kenneth W. Stecher said, “We’ve had our eye on Colorado for several years. Operating within its stable regulatory and business climate, we see Colorado as an opportunity to support our goal of growth and diversify our geographic footprint, mitigating catastrophe losses. Opening Colorado and Wyoming adds to our now sizeable presence in the western states – entering Texas in 2008, New Mexico and eastern Washington in 2007, Utah in 2000, Idaho in 1999 and Montana in 1998. We entered Arizona in 1971.”

Stecher continued, “In 2009, we are targeting 65 appointments of independent agencies writing an aggregate $1 billion in property casualty premiums annually with all carriers they represent. This target includes appointments in our current states and approximately eight more appointments we anticipate making in Colorado and Wyoming this year.”

Executive Vice President J.F. Scherer commented, “Agents in Colorado and Wyoming tell us they are eager to bring their commercial clients Cincinnati’s industry-leading claims service, broad coverages, highly competitive multi- year policies and solid financial strength. To provide agents with local support, our experienced field marketing representatives Lee Sanders, CIC, and Michelle Gregov, CPCU, CIC, are relocating to the Denver area. They will meet with additional agencies to find those that best fit the Cincinnati Insurance mission and will work hard to get those agents up and running quickly to deliver our steady underwriting approach to the businesses of Colorado.”

“With a healthy premium-to-surplus ratio, we have both the capacity and desire to grow with our superior, independent agency force in our current markets and in these new areas,” Scherer concluded.

Cincinnati Financial Corporation offers business, home and auto insurance, our main business, through The Cincinnati Insurance Company and its two standard market property casualty companies. The same local independent insurance agencies that market those policies may offer products of our other subsidiaries, including life and disability income insurance, annuities and surplus lines property and casualty insurance. For additional information about the company, please visit www.cinfin.com.

Mailing Address:

Street Address:

P.O. Box 145496

6200 South Gilmore Road

Cincinnati, Ohio 45250-5496

Fairfield, Ohio 45014-5141

Safe Harbor Statement

This is our “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995. Our business is subject to certain risks and uncertainties that may cause actual results to differ materially from those suggested by the forward-looking statements in this report. Some of those risks and uncertainties are discussed in our 2008 Annual Report on Form 10-K, Item 1A, Risk Factors, Page 25. Although we often review or update our forward-looking statements when events warrant, we caution our readers that we undertake no obligation to do so.

Factors that could cause or contribute to such differences include, but are not limited to:

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Further decline in overall stock market values negatively affecting the company’s equity portfolio and book value

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Events, such as the credit crisis, followed by prolonged periods of economic instability, that lead to:

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Significant or prolonged decline in the value of a particular security or group of securities and impairment of the asset(s)

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Significant decline in investment income due to reduced or eliminated dividend payouts from a particular security or group of securities

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Significant rise in losses from surety and director and officer policies written for financial institutions

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Prolonged low interest rate environment or other factors that limit the company’s ability to generate growth in investment income or interest rate fluctuations that result in declining values of fixed-maturity investments, including declines in accounts in which we hold bank-owned life insurance contract assets

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Recession or other economic conditions resulting in lower demand for insurance products or increased payment delinquencies

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Inadequate estimates or assumptions used for critical accounting estimates

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Increased competition that could result in a significant reduction in the company’s premium volume

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Delays in adoption and implementation of underwriting and pricing methods that could increase our pricing accuracy, underwriting profit and competitiveness

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Inability to defer policy acquisition costs for our personal lines segment if pricing and loss trends would lead management to conclude this segment could not achieve sustainable profitability

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Changing consumer insurance-buying habits and consolidation of independent insurance agencies that could alter our competitive advantages

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Unusually high levels of catastrophe losses due to risk concentrations, changes in weather patterns, environmental events, terrorism incidents or other causes

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Increased frequency and/or severity of claims

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Ability to obtain adequate reinsurance on acceptable terms, amount of reinsurance purchased, financial strength of reinsurers and the potential for non-payment or delay in payment by reinsurers

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Events or conditions that could weaken or harm the company’s relationships with its independent agencies and hamper opportunities to add new agencies, resulting in limitations on the company’s opportunities for growth, such as:

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Multi-notch downgrades of the company’s financial strength ratings

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Concerns that doing business with the company is too difficult

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Perceptions that the company’s level of service, particularly claims service, is no longer a distinguishing characteristic in the marketplace

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Delays or inadequacies in the development, implementation, performance and benefits of technology projects and enhancements

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Actions of insurance departments, state attorneys general or other regulatory agencies, including a change to a federal system of regulation from a state-based system, that:

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Restrict our ability to exit or reduce writings of unprofitable coverages or lines of business

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Place the insurance industry under greater regulatory scrutiny or result in new statutes, rules and regulations

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Increase our expenses

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Add assessments for guaranty funds, other insurance related assessments or mandatory reinsurance arrangements; or that impair our ability to recover such assessments through future surcharges or other rate changes

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Limit our ability to set fair, adequate and reasonable rates

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Place us at a disadvantage in the marketplace

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Restrict our ability to execute our business model, including the way we compensate agents

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Adverse outcomes from litigation or administrative proceedings

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Events or actions, including unauthorized intentional circumvention of controls, that reduce the company’s future ability to maintain effective internal control over financial reporting under the Sarbanes-Oxley Act of 2002

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Unforeseen departure of certain executive officers or other key employees due to retirement, health or other causes that could interrupt progress toward important strategic goals or diminish the effectiveness of certain longstanding relationships with insurance agents and others

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Events, such as an epidemic, natural catastrophe or terrorism, that could hamper our ability to assemble our workforce at our headquarters location

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Further, the company’s insurance businesses are subject to the effects of changing social, economic and regulatory environments. Public and regulatory initiatives have included efforts to adversely influence and restrict premium rates, restrict the ability to cancel policies, impose underwriting standards and expand overall regulation. The company also is subject to public and regulatory initiatives that can affect the market value for its common stock, such as recent measures affecting corporate financial reporting and governance. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

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